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FIRST AMENDMENT

    THIS FIRST AMENDMENT (this "Amendment") dated as of April 9, 2001 is to the Credit Agreement (the "Credit Agreement") dated as of March 17, 2000 among TETRA TECH, INC. (the "Company"), various financial institutions and BANK OF AMERICA, N.A., as administrative agent (the "Agent"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as defined therein.

    WHEREAS, the parties hereto have entered into the Credit Agreement which provides for the Banks to make Loans to, and to issue Letters of Credit for the account of, the Company from time to time;

    WHEREAS, the Company intends to issue approximately $150,000,000 of senior secured notes (the "Private Placement Debt"); and

    WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below in order to accommodate the Private Placement Debt;

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

    SECTION 1  AMENDMENTS.  Effective on (and subject to the occurrence of) the Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

    Section 1.1  Section 1.  Section 1 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

      Private Placement Debt means debt in an aggregate principal amount not exceeding $150,000,000 incurred by the Company under senior secured notes issued on terms substantially as set forth in the Summary of Proposed Terms delivered to the Banks in connection with the First Amendment to this Agreement."

    Section 1.2  Section 1.  The definition of "Percentage" set forth in Section 1 of the Credit Agreement is amended by replacing the text immediately following "Section 14.9.1" therein with a period.

    Section 1.3  Section 6.1.1.  Section 6.1.1 of the Credit Agreement is amended in its entirety to read as follows:

      "6.1.1  Mandatory Reductions of the Commitment Amount.  If the aggregate principal amount of the Private Placement Debt exceeds $100,000,000, then, concurrently with the Company's receipt of the proceeds of the Private Placement Debt, the Commitment Amount shall be permanently reduced (pro rata among the Banks according to their respective Percentages) by an amount equal to such excess."

    Section 1.4  Section 6.2.  Section 6.2 is amended in its entirety to read as follows:

      "6.2  Prepayments.

      6.2.1  Mandatory Prepayments.  If, after giving effect to any reduction of the Commitment Amount pursuant to Section 6.1.1, the Total Outstandings exceed the Commitment Amount (as so reduced), the Company shall immediately prepay Loans in an amount sufficient to eliminate such excess.

      6.2.2  Voluntary Prepayments.  The Company may from time to time prepay the Loans in whole or in part, provided that the Company shall give the Administrative Agent (which shall promptly advise each Bank) notice thereof not later than 11:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment. Each partial prepayment shall be in a principal amount of $500,000 or an integral multiple thereof (or,in the case of Swing Line Loans, $100,000 or an integral multiple thereof).

      6.2.3  All Prepayments.  After giving effect to any prepayment, the aggregate principal amount of each Group of Eurodollar Loans shall be $1,000,000 or an integral multiple thereof. All prepayments shall be applied to prepay the Loans of the Banks pro rata according to their respective Percentages. Any prepayment of a Eurodollar Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4."

    Section 1.4  Section 10.6.3.  Section 10.6.3 of the Credit Agreement is amended by deleting the reference to "2.50" therein and substituting "2.25" therefor.

    Section 1.5  Section 10.7.  Section 10.7 of the Credit Agreement is amended by (a) deleting the word "and" after clause (h), (b) relettering the existing clause (i) as clause (j) and (c) inserting the following new clause (i):

      "(i)  Private Placement Debt and guaranties thereof; and".

    Section 1.6  Section 10.8(k).  Section 10.8(k) of the Credit Agreement is amended by adding the following text immediately following the reference to "Section 10.7(i)" therein:

      and Section 10.7(j)."

    Section 1.7  Section 12.1.  Section 12.1 of the Credit Agreement is amended by adding the following Section 12.1.12:

      "12.1.12  Private Placement Debt.  The Company shall fail (subject to any applicable grace period) to comply with or perform any provision of any agreement evidencing or governing the Private Placement Debt."

    Section 1.8  Schedule 1.1.  Schedule 1.1 to the Credit Agreement is amended by (a) putting an asterisk after the words "Rate for Non-use Fee" in the chart therein and (b) adding the following after the end of the existing text therein: "*The rate per annum for the Non-Use Fee shall be increased (at all Levels) by 0.10% per annum at any time that the Total Outstandings are less than $25,000,000."

    SECTION 2  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Agent and the Banks that (a) each warranty set forth in Section 9 of the Credit Agreement is true and correct as if made on the date hereof, (b) the execution and delivery by the Company of this Amendment and the performance by the Company of its obligations under the Credit Agreement as amended hereby (as so amended, the "Amended Credit Agreement") (i) are within the corporate powers of the Company, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Company or any Subsidiary or of any indenture, loan agreement or other material contract, or any judgment, order or decree, which is binding upon the Company or any Subsidiary, and (c) this Amendment and the Amended Credit Agreement are the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor's rights or by general principles of equity.

    SECTION 3  EFFECTIVENESS.  The amendments set forth in Section 1 shall become effective, as of the day and year first above written, on such date (the "Amendment Effective Date") that the Agent shall have received each of the following: (a) counterparts of this Amendment executed by the Company and the Required Banks; (b) a Confirmation in the form of Exhibit A hereto signed by the

Company and each Subsidiary and (c) for the account of each Bank that has executed and delivered a counterpart hereof to the Agent (via facsimile or otherwise) by 1:00 p.m. (Chicago time) on April 9, 2001, an amendment fee in an amount equal to 0.10% of such Bank's Commitment.

    SECTION 4  MISCELLANEOUS.

    Section 4.1  Continuing Effectiveness, etc.  As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

    Section 4.2  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same First Amendment.

    Section 4.3  Governing Law.  This Amendment shall be a contract made under and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State.

    Section 4.4  Successors and Assigns.  This Amendment shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

    Section 4.5  Expenses.  The Company agrees to pay the reasonable costs and expenses of the Agent (including attorneys' fees) in connection with the preparation, execution and delivery of this Amendment.

    Section 4.6  Approvals and Consents.  The Required Banks hereby approve and consent to the following:

      (a) the execution and delivery by the Agent on behalf of the Banks of an Intercreditor Agreement (the "Intercreditor Agreement") among the Agent, the holders of the Private Placement Debt (the "Noteholders") and Bank of America, as collateral agent (in such capacity, the "Collateral Agent") pursuant to which the Noteholders shall rank pari passu with the Banks with respect to (i) the obligations of the Company under the Credit Agreement, (ii) the obligations of all Subsidiaries under the Guaranty and (iii) all collateral granted pursuant to the Loan Documents

      (b) Bank of America acting as Collateral Agent under the Intercreditor Agreement; and

      (c) the execution and delivery by the Company and its Subsidiaries (as applicable) and, if applicable, the Collateral Agent of amendments and restatements of the Guaranty and the Collateral Documents to cause the Noteholders to rank pari passu with the Banks as set forth in clause (a) above.

    Delivered at Chicago, Illinois, as of the day and year first above written.

TETRA TECH, INC.
By:	/s/ James M. Jaska

Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kristine D. Hyde

Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Bank, Issuing Bank and as a Bank
By:	/s/ Jennifer L. Gerdes

Title:	Vice President

WELLS FARGO BANK, N.A., as Documentation Agent and as a Bank
By:	/s/ John Manning

Title:	Vice President

HARRIS TRUST AND SAVINGS BANK, as Syndication Agent and as a Bank
By:

Title:

THE FUJI BANK, LIMITED
By:

Title:

PACIFIC CENTURY BANK, N.A.
By:

Title:

EXHIBIT A

CONFIRMATION

    Dated as of April 9, 2001Each of the undersigned hereby acknowledges and agrees to the foregoing First Amendment and the Amended Credit Agreement and hereby confirms the continuing validity and enforceability of the Guaranty and the Security Agreement after giving effect thereto.

HSI GEOTRANS, INC.
By:	/s/ James M. Jaska

Title:	Assistant Treasurer

SCM CONSULTANTS, INC.
By:	/s/ James M. Jaska

Title:	Assistant Treasurer

TETRA TECH EM, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

WHALEN & COMPANY, INC.
By:	/s/ James M. Jaska

Title:	Chief Financial Officer

TETRA TECH NUS, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

MFG, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

COLLINS-PINA CONSULTING ENGINEERS, INC.
By:

Title:

DEA CONSTRUCTION COMPANY, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

BAHA COMMUNICATIONS, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

UTILITIES & C.C., INC.
By:	/s/ James M. Jaska

Title:	Treasurer

ASL CONSULTING ENGINEERS, INC.
By:

Title:

ASL CONSULTING ENGINEERS ARIZONA, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

ASL CONSULTANTS, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

COSENTINI ASSOCIATES, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

EVERGREEN UTILITY CONTRACTORS, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

KCM, INC.
By:	/s/ James M. Jaska

Title:	Assistant Treasurer

LC OF ILLINOIS, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

MCNAMEE, PORTER & SEELEY, INC.
By:	/s/ James M. Jaska

Title:	Treasurer

MCNAMEE INDUSTRIAL SERVICES, INC.
By:	/s/ James M. Jaska

Title:	Assistant Treasurer

PDR ENGINEERS, INC.
By:	/s/ James M. Jaska

Title:	Chief Financial Officer

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FIRST AMENDMENT
EXHIBIT A CONFIRMATION